SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 27, 2016

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SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4026 Wards Road, Suite G1 #271
Lynchburg, VA		24502
(Address of principal executive offices)		(Zip Code)

(434) 382-7366

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

As previously reported in that certain Current Report on Form 8-K of Sitestar Corporation (“Sitestar”) filed with the Securities and Exchange Commission on September 19, 2016, Sitestar’s management previously had identified, and resolved to undertake definitive documentation in order to consummate, an opportunity with Alluvial Capital Management, LLC (“Alluvial Capital”), an unaffiliated and unrelated Delaware limited liability company and registered investment adviser, to make a “seed investment” in Alluvial Fund, LP (“Alluvial Fund”), a private investment fund and limited partnership to be launched and managed by Alluvial Capital, as general partner and investment adviser.

On December 27, 2016, Willow Oak Asset Management, LLC, a wholly-owned subsidiary of Sitestar (“Willow Oak”), executed and entered into that certain Limited Partnership Agreement of Alluvial Fund dated as of January 1, 2017 (the “Limited Partnership Agreement”). In connection with entering into the Limited Partnership Agreement, Willow Oak also entered into a certain Side Letter Agreement dated December 28, 2016 with Alluvial Capital and Alluvial Fund (the “Side Letter”).

The Limited Partnership Agreement sets forth the general terms and conditions governing the arrangements among Alluvial Capital, as general partner, and the various limited partner investors of Alluvial Fund (including Willow Oak, which was admitted as a limited partner of Alluvial Fund pursuant to the terms thereof). The Side Letter, as a side letter agreement to the Limited Partnership, sets forth certain unique undertakings and terms negotiated as between Willow Oak and Alluvial Capital in connection with Willow Oak’s admission as a limited partner of Alluvial Fund.

Under the terms of the Limited Partnership Agreement and the Side Letter, Willow Oak has subscribed for a limited partnership interest in Alluvial Fund and, in connection therewith, has committed to make capital contributions to Alluvial Fund in the aggregate amount of up to $10,000,000, which Willow Oak may fund in four equal installments of $2,500,000 on each of December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017.

The foregoing description of the Limited Partnership Agreement and the Side Letter is qualified in its entirety by the contents of the Limited Partnership Agreement and the Side Letter, each of which are incorporated into this Item 1.01 by reference. A copy of the Limited Partnership Agreement is attached hereto as Exhibit 10.1. A copy of the Side Letter is attached hereto as Exhibit 10.2. Portions of the Side Letter have been redacted based upon a request for confidential treatment filed with the Securities and Exchange Commission.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits:

Exhibit No.	Exhibit Description
10.1	Limited Partnership Agreement of Alluvial Fund, LP dated as of January 1, 2017 and entered into by Willow Oak Asset Management, LLC on December 27, 2016
10.2	Side Letter Agreement dated December 28, 2016 by and between Willow Oak Asset Management, LLC and Alluvial Capital Management, LLC (for itself and on behalf of Alluvial Fund, LP) *

* Pursuant to a request for confidential treatment, portions of this Exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2016		SITESTAR CORPORATION

	By:	/s/ Steven L. Kiel
Steven L. Kiel
President & CEO

Sitestar Corporation

Exhibit Index

Exhibit No.	Exhibit Description
10.1	Limited Partnership Agreement of Alluvial Fund, LP dated as of January 1, 2017 and entered into by Willow Oak Asset Management, LLC on December 27, 2016
10.2	Side Letter Agreement dated December 28, 2016 by and between Willow Oak Asset Management, LLC and Alluvial Capital Management, LLC (for itself and on behalf of Alluvial Fund, LP) *

* Pursuant to a request for confidential treatment, portions of this Exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.